UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 30, 2006
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

8600 South Boulevard, P.O. Box 32368, Charlotte, NC	28232

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On January 30, 2006, the Board of Directors of Lance, Inc. (the “Company”) appointed Rick D. Puckett as the Company’s Executive Vice President, Chief Financial Officer and Secretary. In connection with his appointment, Mr. Puckett accepted an offer letter from the Company, effective as of January 30, 2006 (the “Offer Letter”), and entered into a Compensation and Benefits Assurance Agreement, dated January 30, 2006 (the “Benefits Assurance Agreement”), and an Executive Severance Agreement, dated January 30, 2006 (the “Severance Agreement”).
     The Offer Letter provides that Mr. Puckett will receive an initial base salary of $350,000, participation in the Company’s annual incentive plan with a guaranteed minimum bonus of 40% of base salary in 2006, participation in the Company’s long-term incentive plan, a $20,000 signing bonus, and 20,000 shares of restricted common stock under the Company’s 1997 Incentive Equity Plan and stock options with respect to 25,000 shares of common stock under the Company’s 2003 Key Employee Stock Plan.
     Under the Benefits Assurance Agreement, Mr. Puckett will receive certain benefits if one of the following events occurs within three years of a Change in Control (as defined in the Benefits Assurance Agreement): involuntary termination without Cause (as defined); voluntary termination for Good Reason (as defined); voluntary termination for any reason during the thirteenth months after the Change in Control; or a breach of the Benefits Assurance Agreement by the Company or a successor to the Company. In such event, Mr. Puckett would receive (i) a lump-sum amount including (a) his accrued base salary and benefits as of the date of termination, (b) an amount equal to three times his base salary plus three times the greater of his prior year actual bonus or current year target bonus and (c) an accrued bonus payment based on the greater of his prior year actual bonus or current year target bonus; (ii) an amount equal to the amounts paid under clause (i) above multiplied by the highest percentage of Mr. Puckett’s compensation contributed to his profit sharing account during the three years prior to termination; (iii) up to 36 months of health insurance coverage; (iv) outplacement services; and (v) an amount equal to any Federal excise taxes payable by Mr. Puckett.
     Under the Severance Agreement, in the event of Mr. Puckett’s involuntary termination without Cause (as defined in the Severance Agreement) and prior to a Change in Control, Mr. Puckett will receive his accrued base salary and benefits as of the date of termination, an amount equal to his base salary plus his current year target bonus, and an accrued bonus payment based on the greater of his prior year actual bonus or current year target bonus.
     The foregoing summaries of the material terms of Mr. Puckett’s agreements are qualified in their entirety by reference to the Offer Letter which is attached hereto as Exhibit 10.1, the Form of the Benefits Assurance Agreement which is attached hereto as Exhibit 10.2 and the Form of the Severance Agreement which is attached hereto as Exhibit 10.3, each of which is incorporated herein by reference.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On January 30, 2006, the Board of Directors of the Company appointed Rick D. Puckett as the Company’s Executive Vice President, Chief Financial Officer and Secretary.

     Prior to joining the Company, Mr. Puckett, 52, served as Executive Vice President, Chief Financial Officer and Treasurer of United Natural Foods, Inc., the country’s largest wholesale distributor of natural and organic products, located in Dayville, Connecticut, since 2003. Before joining United Foods, Mr. Puckett spent five years with Suntory Water Group, Inc., a bottled water distribution company based in Atlanta, Georgia, where he held positions as Chief Financial Officer and Chief Information Officer. Prior to his position at Suntory, Mr. Puckett held senior financial positions with consumer products distribution and telecommunications manufacturing companies.
     In connection with his appointment as Executive Vice President and Chief Financial Officer, Mr. Puckett accepted the Offer Letter and entered into the Benefits Assurance Agreement and Executive Severance Agreement. The material terms of such agreements are described above under Item 1.01 of this Form 8-K and such descriptions are incorporated herein by reference.
     There are no arrangements or understandings between Mr. Puckett and any other person pursuant to which he was selected as an officer of the Company, other than any arrangements or understandings with Board members or officers of the Company acting solely in their capacities as such. In addition, there are no family relationships between Mr. Puckett and any director or any other executive officer of the Company.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

10.1	Offer Letter, effective as of January 30, 2006, between the Company and Rick D. Puckett.

10.2	Form of Compensation and Benefits Assurance Agreement between the Company and each of Earl D. Leake, L. R. Gragnani, H. Dean Fields, Frank I. Lewis, Rick D. Puckett and Blake W. Thompson, incorporated herein by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 1997.

10.3	Form of Executive Severance Agreement between the Company and each of Frank I. Lewis, L.R. Gragnani, H. Dean Fields, David R. Perzinski, Rick D. Puckett, Blake W. Thompson and Margaret E. Wicklund, incorporated herein by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 1997.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC.

Date: February 3, 2006	By:	/s/ David V. Singer

David V. Singer President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
January 30, 2006	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit
Number	Description

10.1	Offer Letter, effective as of January 30, 2006, between the Company and Rick D. Puckett.

10.2	Form of Compensation and Benefits Assurance Agreement between the Company and each of Earl D. Leake, L. R. Gragnani, H. Dean Fields, Frank I. Lewis, Rick D. Puckett and Blake W. Thompson, incorporated herein by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 1997.

10.3	Form of Executive Severance Agreement between the Company and each of Frank I. Lewis, L.R. Gragnani, H. Dean Fields, David R. Perzinski, Rick D. Puckett, Blake W. Thompson and Margaret E. Wicklund, incorporated herein by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 1997.